SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2006

ARBIOS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32603 (Commission File Number)	91-1955323 (I.R.S. Employer Identification No.)

8797 Beverly Blvd., Suite 304 Los Angeles, California (Address of Principal Executive Offices)	90048 (Zip Code)

(310) 657-4898
(Registrant’s Telephone Number, Including Area Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 28, 2006 the Company amended outstanding warrants to purchase an aggregate of 1,300,000 shares of common stock of the Company at exercise prices ranging from $1.00 to $2.50 (the “Warrants”). The Warrants were originally issued to investors in 2003 in connection with certain financing transactions and were scheduled to expire on either September 30, 2006 or October 23, 2006. The amendment extends the expiration date of the Warrants until February 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBIOS SYSTEMS, INC.

Date: October 4, 2006	By:	/s/ Walter C. Ogier
Walter C. Ogier, Chief Executive Officer